UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2016

VISA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999 San Francisco, California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Visa Inc. (the “Company”) held its Annual Meeting of Stockholders on February 3, 2016 (the “Annual Meeting”). The Company’s class A common stockholders voted on five proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement dated December 11, 2015.

Proposal 1: The Company’s class A common stockholders elected eleven directors to the Company’s Board of Directors, each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected or until his or her earlier resignation or removal. The votes regarding this proposal were as follows:

Nominee	Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
Lloyd A. Carney	1,468,280,674	99.5	4,085,546	0.3	3,446,548	160,572,308
Mary B. Cranston	1,366,548,716	92.6	105,861,881	7.2	3,402,171	160,572,308
Francisco Javier Fernández-Carbajal	1,460,220,172	98.9	12,121,727	0.8	3,470,869	160,572,308
Alfred F. Kelly, Jr.	1,470,953,016	99.7	1,422,015	0.1	3,437,737	160,572,308
Robert W. Matschullat	1,469,991,422	99.6	2,359,223	0.2	3,462,123	160,572,308
Cathy E. Minehan	1,471,178,862	99.7	1,226,868	0.1	3,407,038	160,572,308
Suzanne Nora Johnson	1,464,427,959	99.2	7,971,758	0.5	3,413,051	160,572,308
David J. Pang	1,470,944,218	99.7	1,417,961	0.1	3,450,589	160,572,308
Charles W. Scharf	1,470,886,830	99.7	1,475,398	0.1	3,450,540	160,572,308
John A. C. Swainson	1,470,853,923	99.7	1,513,416	0.1	3,445,429	160,572,308
Maynard G. Webb, Jr.	1,465,245,592	99.3	7,116,632	0.5	3,450,544	160,572,308

The votes for proposals 2 through 5 are set forth below. Abstentions count as votes against the proposal.

Proposal 2: The Company’s class A common stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.

Votes For:	1,433,839,195	97.2%
Votes Against:	33,973,249	2.8%
Abstentions:	8,000,324
Broker Non-Votes:	160,572,308

Proposal 3: The Company’s class A common stockholders approved the Visa Inc. 2007 Equity Incentive Compensation Plan, as amended and restated.

Votes For:	1,421,927,281	96.3%
Votes Against:	45,072,935	3.7%
Abstentions:	8,812,552
Broker Non-Votes:	160,572,308

Proposal 4: The Company’s class A common stockholders approved the Visa Inc. Incentive Plan, as amended and restated.

Votes For:	1,443,558,697	97.8%
Votes Against:	27,669,558	2.2%
Abstentions:	4,584,513
Broker Non-Votes:	160,572,308

Proposal 5: The Company’s class A common stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2016.

Votes For:	1,620,495,517	99.0%
Votes Against:	10,309,688	1.0%
Abstentions:	5,579,871
Broker Non-Votes:	0

Item 8.01	Other Events.

On February 5, 2016, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.14 per share of class A common stock (determined in the case of class B and class C common stock on an as-converted basis) payable on March 1, 2016, to all holders of record of the Company’s class A, B and C common stock as of February 12, 2016.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Visa Inc., dated February 5, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Dated: February 5, 2016	By:	/s/ Charles W. Scharf
	Name:	Charles W. Scharf
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Visa Inc., dated February 5, 2016